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Acquisition of AxleTech

Jay Craig, CEO & President

Carl Anderson, Senior Vice President & CFO

May 8, 2019



Forward Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reliance on major OEM customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations and our ability to obtain new customers; the outcome of actual and potential product liability, warranty and recall claims; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to manage demand expectations in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on European markets or our European operations, or financing arrangements related thereto following the United Kingdom's decision to exit the European Union or, in the event one or more other countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, restrictive government actions regarding trade, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); risks related to our joint ventures; rising costs of pension benefits; the ability to achieve the expected benefits of strategic initiatives and restructuring actions; our ability to successfully consummate the acquisition of AxleTech; our ability to successfully integrate the products and technologies of Fabco Holdings, Inc., AA Gear Mfg., Inc. and AxleTech and future results of such acquisitions, including their generation of revenue and their being accretive; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle production in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development and launch of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any proceedings or related liabilities with respect to environmental, asbestos-related, or other matters, including those associated with the bankruptcy proceedings of Maremont Corporation and its subsidiaries, including the ability to obtain approval and consummation of the proposed plan of reorganization on the terms and timeline contemplated therein; possible changes in accounting rules; and other substantial costs, risks and uncertainties, including but not limited to those detailed in our Annual Report or Form 10-K for the year ended September 30, 2018 and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

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Transaction Summary

Business Overview	▪ AxleTech is a leading supplier of axles, suspension axle systems and brakes primarily for off-highway and defense ▪ $248 million in revenue in calendar year 2018
Transaction Details	▪ Meritor has agreed to acquire 100% of AxleTech ▪ Purchase price of approximately $175 million in cash, subject to working capital adjustments at closing
Expected Financial Impact[(1)(2)]	▪ Estimated annual cost synergies of more than $15 million by fiscal year 2022 ▪ Slightly accretive to adjusted EPS in fiscal year 2020 and measurably accretive in fiscal year 2022 ▪ Accretive to adjusted EBITDA margin
Financing[(1)(2)]	▪ Funded with cash on hand and debt ▪ Pro forma net debt to adjusted EBITDA ratio expected to be approximately 1.5x-1.6x by the end of fiscal year 2019
Closing and Approvals	▪ Anticipated closing within the fourth fiscal quarter, subject to regulatory approvals and customary closing conditions ▪ AxleTech will operate within Meritor's Aftermarket, Industrial and Trailer segment

Meritor to acquire AxleTech, a leading powertrain supplier to diverse end markets

[(1)]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[(2)]See appendix – "Non-GAAP Financial Information."

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AxleTech Highlights

- ✓ Premier global provider of advanced OE and aftermarket drivetrain systems and components
- ✓ Leader in innovation with robust and expanding portfolio of intellectual property
- ✓ Comprehensive solutions delivered to a diverse, blue-chip customer base
- ✓ Highly diversified off-highway end market exposure
- ✓ Consistent and growing aftermarket presence
- ✓ Attractive financial profile with significant opportunities for growth








AxleTech Overview

Business Overview

- Leading provider of axles, axle components, brakes and suspension axle systems
- End markets include defense, agriculture, construction, material handling, mining, forestry, etc.
- CY2018 Revenue: $248 million
- Approximately 700 employees

Global Customer Base

BMC | RDL | CNH Industrial
EATON | John Deere | Navistar Defense
Oshkosh | Otokar | Renault Trucks
Taylor International | Textron | Thales

[1] Numbers may not add to 100% due to rounding.

Revenue Breakdown

By Geography[1]



APAC / Other 3%
EMEA 41%
North America 57%

By Channel



Aftermarket / Reman 36%
OE 64%

By End Market



Commercial / Specialty 14%
Off-Highway 33%
Defense 53%

Worldwide Operating Footprint



Manufacturing / Assembly Plants
Contract Manufacturing Facility

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AxleTech Product Portfolio

Product Portfolio			End market / Channel
 **Axles**	*1,000+ axle specifications in current offering*	▪ Non-Drive Steer Axles ▪ Planetary Rigid / Tandem / Steerable Axles ▪ Portal, Single Reduction	▪ Off-Highway ▪ Defense
 **Suspensions**	*Independent suspension axle systems for high mobility and maneuverability*	▪ Independent suspensions ▪ Wheel End Modules	▪ Off-Highway ▪ Defense ▪ Specialty
 **Brakes**	*Brake solutions for demanding applications*	▪ Hydraulic Wet / Dry ▪ Cam / Park / Wedge ▪ Air Disc Brakes ▪ Brake Shoe Kits ▪ ADB Remanufacturing	▪ Aftermarket ▪ Remanufacturing ▪ Off-Highway ▪ Defense
 **Transfer Cases & Other**	*Suited for high-torque engine / transmission combinations*	▪ Transfer Cases ▪ Carriers and Gears ▪ Bearings and Electronics	▪ Specialty ▪ Defense ▪ Aftermarket ▪ Remanufacturing

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Compelling Strategic Benefits

Aligned with M2022 Plan

Categories	Description
Broadens market position and improves geographic reach	▪ Expands Meritor's geographic presence, particularly in EMEA, supported by local manufacturing footprint, supply base and in Asia through partnerships with local players
Diversifies end market exposure	▪ Helps broaden competitive position in off-highway and defense as well as in the aftermarket channel ▪ Broadens customer base to a more diverse group of global customers
Expands product and service offerings	▪ Addresses portfolio gaps with complementary independent suspensions, axles and brakes, as well as electric axle and suspension products for off-highway and specialty applications ▪ Strengthens electric vehicle solutions with e-axle and controls ▪ Leverages Meritor's global replacement service capabilities in the aftermarket
Opportunistic, bolt-on acquisition that drives value creation	▪ Bolt-on sized acquisition which is expected to be measurably accretive to adjusted EPS in fiscal year 2022 ▪ Significant synergy potential through operating, productivity and manufacturing efficiencies

Expected to increase Meritor's global industrial revenue to more than $700 million (including China)

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Substantial Synergy Opportunities

Cost Synergies

SG&A Reduction	▪ Overlap in overhead creates actionable savings opportunity
Footprint Rationalization	▪ Manufacturing and distribution footprint optimization in North America, South America, and Asia
Material Performance	▪ Utilize resources and best practices to improve productivity and increase material savings

Revenue Synergies

Enhanced Value Proposition	▪ Use resources and industry leadership to compete and win new business

Run-rate cost synergies of more than $15 million by fiscal year 2022[1]

[1]Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."

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Proven M&A Track Record

TransPower[(1)]

- Design and manufacturing of electric products
- Full-system expertise enabling Meritor to launch programs with global OEs
- Creates launch platform for eAxle



Fabco

- Specialty gearbox, axle and transfer case products for severe service and defense applications
- Expertise in design and spec of gear products



AA Gear & Manufacturing

- Low-to-medium volume batch contract manufacturing for complex gear and shaft applications, i.e. components
- Quick-turnaround prototyping solutions and emergency plant support



AxleTech

- Advanced drivetrain systems and components
- Robust position in the off-highway and defense end markets



Continuing to execute on long-term growth strategy

[(1)] In 2017, Meritor announced a strategic investment in TransPower to accelerate electric vehicle platforms.

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Advancing Meritor's M2022 Vision


DRIVE INNOVATION
MERITOR | BLUE HORIZON
Electrification
Efficiency
Connectivity
Introduce 5 new advanced technology products
PROTECT AND GROW
Truck
Trailer
and services
Industrial and Components
EXCEED CUSTOMER EXPECTATIONS
Quality
Operating Performance
Delivery
<20 PPM
2% annually
99% delivery
ENABLE THE BUSINESS
Opportunistic M&A
Engaged, results-driven team
Top quartile employee engagement
Drive inclusiveness
+$300M new business
12.5% adjusted EBITDA margin
$4.80 adjusted diluted EPS
75% FCF conversion

AxleTech's Fit with M2022

- ✓ Advances Meritor's product offering through innovative technologies
- ✓ Broadens global position and diversifies revenue streams
- ✓ Track record of customer awards
- ✓ Adjusted EPS accretive and synergistic transaction
- ✓ Further advances Meritor to achieve M2022 targets

[1] Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. See slide "Forward Looking Statements."
[2] See Appendix – "Non-GAAP Financial Information."
[3] Free Cash Flow Conversion: Free Cash Flow/Adjusted Income from Continuing Operations

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Appendix



Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP"), we have provided information regarding non-GAAP financial measures. These non-GAAP financial measures include adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, free cash flow and net debt.

Adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations are defined as reported income (loss) from continuing operations and reported diluted earnings (loss) per share from continuing operations before restructuring expenses, asset impairment charges, non-cash tax expense related to the use of deferred tax assets in jurisdictions with net operating loss carry forwards, or tax credits and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is defined as adjusted EBITDA divided by consolidated sales from continuing operations. Segment adjusted EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization, noncontrolling interests in consolidated joint ventures, loss on sale of receivables, restructuring expense, asset impairment charges and other special items as determined by management. Segment adjusted EBITDA excludes unallocated legacy and corporate expense (income), net. Segment adjusted EBITDA margin is defined as segment adjusted EBITDA divided by consolidated sales from continuing operations, either in the aggregate or by segment as applicable. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Net debt is defined as total debt less cash and cash equivalents.

Management believes these non-GAAP financial measures are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA, segment adjusted EBITDA margin, adjusted income (loss) from continuing operations attributable to the company and adjusted diluted earnings (loss) per share from continuing operations are meaningful measures of performance to investors as they are commonly utilized to analyze financial performance in our industry, perform analytical comparisons, benchmark performance between periods and measure our performance against externally communicated targets.

Free cash flow is used by investors and management to analyze our ability to service and repay debt and return value directly to shareholders. Net debt over adjusted EBITDA is a specific financial measure in our current M2019 plan used to measure the company's leverage in order to assist management in its assessment of appropriate allocation of capital. Free cash flow conversion (free cash flow/ adjusted income from continuing operations) is a specific financial measure in our M2022 plan used to assist management and investors in assessing our ability to convert income to cash.

Management uses the aforementioned non-GAAP financial measures for planning and forecasting purposes, and segment adjusted EBITDA is also used as the primary basis for the chief operating decision maker to evaluate the performance of each of our reportable segments.

Our Board of Directors uses adjusted EBITDA margin, free cash flow, adjusted diluted earnings (loss) per share from continuing operations and net debt over adjusted EBITDA as key metrics to determine management's performance under our performance-based compensation plans.

Adjusted income (loss) from continuing operations attributable to the company, adjusted diluted earnings (loss) per share from continuing operations, adjusted EBITDA, adjusted EBITDA margin, segment adjusted EBITDA and segment adjusted EBITDA margin should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our financial performance. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, this non-GAAP cash flow measure does not reflect cash used to repay debt or cash received from the divestitures of businesses or sales of other assets and thus does not reflect funds available for investment or other discretionary uses. Net debt should not be considered a substitute for total debt as reported on the balance sheet. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth below are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

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Non-GAAP Financial Information

Net Debt to Adjusted EBITDA Outlook
(in millions)

		Fiscal Year 2019 Outlook[(1)(2)]
Net Income Attributable to Meritor, Inc.	~$	285
Loss from Discontinued Operations		-
Income from Continuing Operations Attributable to Meritor, Inc.	~$	285
Interest Expense, Net		~60
Provision for Income Taxes		~90
Depreciation and Amortization		~90
Restructuring		~5
Other (asbestos related liability remeasurement, noncontrolling interests, loss on sale of receivables, etc.)		~(15)
Adjusted EBITDA	~$	515
Total Debt (Including Transaction Financing)	~$	900-950
Less: Cash and Cash Equivalents		~125
Net Debt	~$	775-825
Net debt to adjusted EBITDA[(2)]		1.5x-1.6x

(1) Amounts are approximate.
(2) Based on management's planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see "Forward Looking Statements."

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